                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       November 1, 2001

                             NETWORK APPLIANCE, INC.
             (Exact name of registrant as specified in its charter)
          Delaware                    0-27130                   77-0307520
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)           Identification No.)

         495 East Java Drive, Sunnyvale, California          94089
          (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code        (408) 822-6000

                                   Not Applicable
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.


         On November 1, 2001 (the "Effective Date of the Merger"), the Registrant completed the change of its state of incorporation from California to Delaware through the merger of Network Appliance, Inc., a California Corporation ("Network Appliance California") with and into Network Appliance, Inc., a Delaware corporation (the "Company").

         Pursuant to the Agreement and Plan of Merger between the Company and Network Appliance, California, as of the Effective Date of the Merger each share of Network Appliance California's Common Stock, no par value (the "Network Appliance California Common Stock"), issued and outstanding immediately prior to the Effective Date of the Merger, was automatically converted into one share of the Company's common stock, $0.001 par value (the "Common Stock") and each outstanding and unexercised option or other right to purchase Network Appliance California Common Stock became an option or right to purchase the Company's Common Stock on the basis of one share of the Company's Common Stock for each share of Network Appliance California Common Stock issuable pursuant to any such option or stock purchase right, on the same terms and conditions applicable to any such Network Appliance option or stock purchase right as of the Effective Date of the Merger. In addition, the Company assumed and continued all employee benefit plans and succeeded to all the assets and liabilities of Network Appliance California.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits     The following documents are filed as exhibits to
                           this report:

      Exhibit
       Number       Description
     ----------   ---------------
       2.1        Agreement and Plan of Merger between the Company
                  and Network Appliance California, dated November 1,
                  2001.

       3.1 Certificate of Incorporation of the Company, as filed with the Secretary of State of Delaware of November 1, 2001

       3.2        Bylaws of the Company.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                       NETWORK APPLIANCE, INC.,
                       (Registrant)

December 4, 2001       By:/S/ JEFFRY R. ALLEN
                          -------------------
                            Jeffry R. Allen
                            Executive Vice President Finance and Operations, and Chief Financial Officer.
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                                  EXHIBIT INDEX


  NUMBER         DESCRIPTION
----------       --------------------
   2.1           Agreement and Plan of Merger between the Company and Network
                 Appliance California, dated November 1, 2001.

   3.1 Certificate of Incorporation of the Company, as filed with the Secretary of State of Delaware of November 1, 2001.

   3.2           Bylaws of the Company.